MRGR-SUP

Supplement to the Currently Effective Summary and Statutory Prospectuses

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Funds listed below:

Invesco California Tax-Free Income Fund	Invesco Oppenheimer Intermediate Term Municipal Fund
Invesco Global Small & Mid Cap Growth Fund	Invesco Oppenheimer Limited-Term Bond Fund
Invesco International Allocation Fund	Invesco Oppenheimer Limited-Term Government Fund
Invesco Mid Cap Core Equity Fund	Invesco Oppenheimer Mid Cap Value Fund
Invesco Mid Cap Growth Fund	Invesco Oppenheimer Real Estate Fund
Invesco Moderate Allocation Fund	Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Invesco New York Tax Free Income Fund	Invesco Oppenheimer Small Cap Value Fund
Invesco Oppenheimer Capital Income Fund	Invesco Oppenheimer Ultra-Short Duration Fund
Invesco Oppenheimer Dividend Opportunity Fund	Invesco Pennsylvania Tax Free Income Fund
Invesco Oppenheimer Equity Income Fund	Invesco Small Cap Discovery Fund
Invesco Oppenheimer Global Infrastructure Fund	Invesco Technology Sector Fund
Invesco Oppenheimer Global Multi-Asset Income Fund
Invesco Oppenheimer Government Cash Reserves Fund

This supplement amends the Summary and Statutory Prospectuses of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statements of Additional Information and retain it for future reference.

At meetings held December 9-11, 2019, the Boards of Trustees of the Invesco Funds unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund listed below will transfer all or substantially all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that will be distributed to Target Fund shareholders.

TARGET FUND	ACQUIRING FUND
Invesco California Tax-Free Income Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Oppenheimer Rochester® California Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Global Small & Mid Cap Growth Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds)	Invesco Global Growth Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco International Allocation Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer International Diversified Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Mid Cap Core Equity Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer Main Street Mid Cap Fund®, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Mid Cap Growth Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Discovery Mid Cap Growth Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Moderate Allocation Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer Portfolio Series: Moderate Investor Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco New York Tax Free Income Fund, a series portfolio of AIM Tax- Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Oppenheimer Rochester® Municipals Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Oppenheimer Capital Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Oppenheimer Dividend Opportunity Fund, a series portfolio of AIM Equity Funds (Invesco Equity Funds)	Invesco Dividend Income Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Equity Income Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Dividend Income Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Global Infrastructure Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Global Infrastructure Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Oppenheimer Global Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Oppenheimer Government Cash Reserves Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Government Money Market Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)

1

TARGET FUND	ACQUIRING FUND
Invesco Oppenheimer Intermediate Term Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Intermediate Term Municipal Income Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Oppenheimer Limited-Term Bond Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Short Term Bond Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Oppenheimer Limited-Term Government Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Quality Income Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Oppenheimer Mid Cap Value Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco American Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Real Estate Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Real Estate Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco Oppenheimer Small Cap Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Small Cap Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Ultra-Short Duration Fund, a series portfolio of AIM Investment Securities Fund (Invesco Investment Securities Fund)	Invesco Conservative Income Fund, a series portfolio of Invesco Management Trust

Invesco Pennsylvania Tax Free Income Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Small Cap Discovery Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Small Cap Growth Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Technology Sector Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Technology Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

The reorganizations are expected to be consummated in or around April or May 2020. Upon closing of the reorganizations, shareholders of the Target Fund will receive shares of a class of an Acquiring Fund that are equal in value to the shares of the corresponding class of the corresponding Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.

A combined Information Statement/Prospectus will be sent to shareholders of each Target Fund which will include a full discussion of the reorganization and the factors the Boards of Trustees considered in approving the Agreement. Shareholders of each Target Fund do not need to approve the reorganization.

It is currently anticipated that the Target Fund will close to new investors approximately two business days prior to the closing date of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. All investors who are invested in the Target Fund as of the date on which the Target Fund closes to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. The Acquiring Fund will remain open for purchase during this period.

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Summary Prospectus	February 12, 2020
Invesco Global Small & Mid Cap Growth Fund
Class: A (AGAAX), C (AGACX), Y (AGAYX), R5 (GAIIX), R6 (AGSSX)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated February 12, 2020 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI). Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y and Class R6 shares, which are not reflected in the table or the Example below.
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
...
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None [1]	1.00%	None	None	None
...

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	Y	R5	R6
Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%
...
Distribution and/or Service (12b-1) Fees	0.25	1.00	None	None	None
...
Other Expenses	0.29	0.29	0.29	0.18	0.12
...
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01
...
Total Annual Fund Operating Expenses	1.34	2.09	1.09	0.98	0.92
...
Fee Waiver and/or Expense Reimbursement[2]	0.01	0.01	0.01	0.01	0.01
...
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.33	2.08	1.08	0.97	0.91
...
1	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return

1                                  Invesco Global Small & Mid Cap Growth Fund
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each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$678	$950	$1,243	$2,073
...
Class C	$311	$654	$1,123	$2,420
...
Class Y	$110	$346	$ 600	$1,328
...
Class R5	$ 99	$311	$ 541	$1,200
...
Class R6	$ 93	$292	$ 508	$1,130
...
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$678	$950	$1,243	$2,073
...
Class C	$211	$654	$1,123	$2,420
...
Class Y	$110	$346	$ 600	$1,328
...
Class R5	$ 99	$311	$ 541	$1,200
...
Class R6	$ 93	$292	$ 508	$1,130
...
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small- and/or mid-capitalization issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.
The Fund invests primarily in equity securities and depositary receipts of domestic and foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock. The Fund’s common stock investments also include China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).
The Fund invests primarily in securities of issuers that are considered by the Fund’s portfolio managers to have potential for earnings or revenue growth.
The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of October 31, 2019, the capitalization of companies in the Russell 2000® Index ranged from $15 million to $7.1 billion.
The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of October 31, 2019, the capitalization of companies in the Russell Midcap® Index ranged from $564 million to $72.3 billion.
Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three different countries, including the U.S. and at least 40%, unless market conditions are not deemed favorable, in which case at least 30%, of the Fund’s net assets will provide exposure to investments that are economically tied to countries other than the U.S. The Fund may also invest up to 35% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the early stages of their industrial cycles.
The Fund can invest in derivative instruments, including forward foreign currency contracts and futures contracts.
The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated; though the Fund has not historically used these instruments.
The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.
The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research. The fundamental research primarily focuses on identifying quality growth companies and is supported by quantitative analysis, portfolio construction and risk management. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The portfolio managers’ strategy primarily focuses on identifying issuers that they believe have sustainable earnings growth, efficient capital allocation, and attractive prices.
The Fund’s portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use
2                                  Invesco Global Small & Mid Cap Growth Fund
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certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund's investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Geographic Focus Risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
Growth Investing Risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK), would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
Small- and Mid-Capitalization Companies Risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style-specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund (in that order). For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Updated performance information is available on the Fund's website at www.invesco.com/us.
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Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Best Quarter (ended September 30, 2010): 16.81%
Worst Quarter (ended September 30, 2011): -18.04%
Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Years	10 Years
Class A shares: Inception (9/15/1994)
Return Before Taxes	18.51%	4.47%	7.43%
Return After Taxes on Distributions	15.98	2.74	5.84
Return After Taxes on Distributions and Sale of Fund Shares	12.72	3.30	5.83
...
Class C shares: Inception (8/4/1997)	23.40	4.88	7.23
...
Class Y shares: Inception (10/3/2008)	25.78	5.93	8.31
...
Class R5 shares: Inception (9/28/2007)	25.93	6.05	8.48
...
Class R6 shares[1]: Inception (4/4/2017)	25.93	5.90	8.16
...
MSCI All Country World Small Mid Cap Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	25.37	7.66	9.35
...
MSCI All Country World Small Mid Cap Growth Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	28.76	8.68	10.01
...
Lipper Global Small/Mid-Cap Funds Classification Average	25.76	8.26	9.74
...
1	Class R6 shares’ performance shown prior to the inception date is that of Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers or expense reimbursements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
Shuxin Cao	Portfolio Manager (lead)	1999
...
Jason Holzer	Portfolio Manager (lead)	1999
...
Ryan Amerman	Portfolio Manager (lead)	2019
...
Borge Endresen	Portfolio Manager	2002
...
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246. Shares of the Fund, other than Class R5 and Class R6 shares, may also be purchased, redeemed or exchanged on any business day through our website at www.invesco.com/us or by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The minimum investments for Class A, C and Y shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None
...
Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None
...
IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25
...
All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50
...
IRAs and Coverdell ESAs	250	25
...
All other accounts	1,000	50
...
With respect to Class R5 and Class R6 shares, there is no minimum initial investment for Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.
For all other institutional investors purchasing Class R5 and Class R6 shares, the minimum initial investment in each share class is $1 million, unless such investment is made by (i) an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.
There are no minimum investment amounts for Class R6 shares held through retail omnibus accounts maintained by an intermediary, such as a broker, that (i) generally charges an asset-based fee or commission in addition to those described in this prospectus, and (ii) maintains Class R6 shares and makes them available to retail investors.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan, 529 college savings plan or individual retirement account. Any distributions from a 401(k) plan or individual retirement account may be taxed as ordinary income when withdrawn from such plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
4                                  Invesco Global Small & Mid Cap Growth Fund
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